Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments And Contingencies Disclosure Text Block

Note 31 – Commitments and contingencies

Off-balance sheet risk

The Corporation is a party to financial instruments with off-balance sheet credit risk in the normal course of business to meet the financial needs of its customers. These financial instruments include loan commitments, letters of credit, and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated statements of financial condition.

The Corporation's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit, standby letters of credit and financial guarantees written is represented by the contractual notional amounts of those instruments. The Corporation uses the same credit policies in making these commitments and conditional obligations as it does for those reflected on the consolidated statements of financial condition.

Financial instruments with off-balance sheet credit risk, whose contract amounts represent potential credit risk as of the end of the periods presented were as follows:

(In thousands)	December 31, 2014	December 31, 2013
Commitments to extend credit:
Credit card lines	$4,450,284	$4,594,676
Commercial lines of credit	2,415,843	2,569,377
Other unused credit commitments	269,225	326,874
Commercial letters of credit	2,820	3,059
Standby letters of credit	46,362	78,948
Commitments to originate or fund mortgage loans	25,919	47,722

At December 31, 2014, the Corporation maintained a reserve of approximately $13 million for potential losses associated with unfunded loan commitments related to commercial and consumer lines of credit, as compared to $7 million at December 31, 2013.

Other commitments

At December 31, 2014, the Corporation also maintained other non-credit commitments for approximately $9 million, primarily for the acquisition of other investments, as compared to $10 million at December 31, 2013.

Business concentration

Since the Corporation's business activities are currently concentrated primarily in Puerto Rico, its results of operations and financial condition are dependent upon the general trends of the Puerto Rico economy and, in particular, the residential and commercial real estate markets. The concentration of the Corporation's operations in Puerto Rico exposes it to greater risk than other banking companies with a wider geographic base.  Its asset and revenue composition by geographical area is presented in Note 45 to the consolidated financial statements.

At December 31, 2014, the Corporation's direct exposure to the Puerto Rico government and its instrumentalities and municipalities amounted to $ 1.0 billion, of which approximately $ 811 million is outstanding ($ 1.2 billion and $ 950 million at December 31, 2013). Of the amount outstanding, $ 689 million consists of loans and $ 122 million are securities ($ 789 million and $ 161 million at December 31, 2013). Of this amount, $ 336 million represents obligations from the Government of Puerto Rico and public corporations that are either collateralized loans or obligations that have a specific source of income or revenues identified for their repayment ($ 527 million at December 31, 2013). Some of these obligations consist of senior and subordinated loans to public corporations that obtain revenues from rates charged for services or products, such as public utilities. Public corporations have varying degrees of independence from the central Government and many receive appropriations or other payments from it. The remaining $ 475 million represents obligations from various municipalities in Puerto Rico for which, in most cases, the good faith, credit and unlimited taxing power of the applicable municipality has been pledged to their repayment ($ 423 million at December 31, 2013). These municipalities are required by law to levy special property taxes in such amounts as shall be required for the payment of all of its general obligation bonds and loans. These loans have seniority to the payment of operating cost and expenses of the municipality.

In addition, at December 31, 2014, the Corporation had $370 million in indirect exposure to loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default ($360 million at December 31, 2013). These included $289 million in residential mortgage loans that are guaranteed by the Puerto Rico Housing Finance Authority (December 31, 2013 - $274 million). These mortgage loans are secured by the underlying properties and the guarantees serve to cover shortfalls in collateral in the event of a borrower default. Also, the Corporation had $49 million in Puerto Rico pass-through housing bonds backed by FNMA, GNMA or residential loans CMO's, and $32 million of industrial development notes ($52 million and $34 million at December 31, 2013).

Other contingencies

As indicated in Note 13 to the consolidated financial statements, as part of the loss sharing agreements related to the Westernbank FDIC-assisted transaction, the Corporation agreed to make a true-up payment to the FDIC on the date that is 45 days following the last day of the final shared loss month, or upon the final disposition of all covered assets under the loss sharing agreements in the event losses on the loss sharing agreements fail to reach expected levels. The fair value of the true-up payment obligation was estimated at $ 129 million at December 31, 2014 (December 31, 2013 - $ 128 million).

Legal Proceedings

The nature of Popular's business ordinarily results in a certain number of claims, litigation, investigations, and legal and administrative cases and proceedings. When the Corporation determines it has meritorious defenses to the claims asserted, it vigorously defends itself. The Corporation will consider the settlement of cases (including cases where it has meritorious defenses) when, in management's judgment, it is in the best interest of both the Corporation and its shareholders to do so.

On at least a quarterly basis, Popular assesses its liabilities and contingencies in connection with outstanding legal proceedings utilizing the latest information available. For matters where it is probable that the Corporation will incur a material loss and the amount can be reasonably estimated, the Corporation establishes an accrual for the loss. Once established, the accrual is adjusted on at least a quarterly basis as appropriate to reflect any relevant developments. For matters where a material loss is not probable or the amount of the loss cannot be estimated, no accrual is established.

In certain cases, exposure to loss exists in excess of the accrual to the extent such loss is reasonably possible, but not probable. Management believes and estimates that the aggregate range of reasonably possible losses (with respect to those matters where such limits may be determined, in excess of amounts accrued), for current legal proceedings ranges from $0 to approximately $39 million as of December 31, 2014. For certain other cases, management cannot reasonably estimate the possible loss at this time. Any estimate involves significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants in several of the current proceedings whose share of liability has yet to be determined, the numerous unresolved issues in many of the proceedings, and the inherent uncertainty of the various potential outcomes of such proceedings. Accordingly, management's estimate will change from time-to-time, and actual losses may be more or less than the current estimate.

While the final outcome of legal proceedings is inherently uncertain, based on information currently available, advice of counsel, and available insurance coverage, management believes that the amount it has already accrued is adequate and any incremental liability arising from the Corporation's legal proceedings will not have a material adverse effect on the Corporation's consolidated financial position as a whole. However, in the event of unexpected future developments, it is possible that the ultimate resolution of these matters, if unfavorable, may be material to the Corporation's consolidated financial position in a particular period.

Ongoing Class Action Litigation

Banco Popular de Puerto Rico (“BPPR”) and Banco Popular North America (“BPNA”) are currently defendants in various class action lawsuits:

On November 21, 2012, BPNA was served with a putative class action complaint captioned Josefina Valle, et al. v. Popular Community Bank, filed in the New York State Supreme Court (New York County). Plaintiffs, existing BPNA customers, allege among other things that BPNA has engaged in unfair and deceptive acts and trade practices in connection with the assessment of overdraft fees and payment processing on consumer deposit accounts. The complaint further alleges that BPNA improperly disclosed its consumer overdraft policies and, additionally, that the overdraft rates and fees assessed by BPNA violate New York's usury laws. The complaint seeks unspecified damages, including punitive damages, interest, disbursements, and attorneys' fees and costs.

BPNA removed the case to federal court (S.D.N.Y.) and plaintiffs subsequently filed a motion to remand the action to state court, which the Court granted on August 6, 2013. A motion to dismiss was filed on September 9, 2013. On October 25, 2013, plaintiffs filed an amended complaint seeking to limit the putative class to New York account holders. A motion to dismiss the amended complaint was filed in February 2014. In August 2014, the Court entered an order granting in part BPNA's motion to dismiss. The sole surviving claim relates to BPNA's item processing policy. On September 10, 2014, plaintiffs filed a motion for leave to file a second amended complaint to correct certain deficiencies noted in the court's decision and order.  BPNA subsequently filed a motion in opposition to plaintiff's motion for leave to amend and further sought to compel arbitration. The matter has been stayed pending a ruling on such motions.

Between December 2013 and January 2014, BPPR, BPNA and Popular, Inc., along with two executive officers, were served with a putative class action complaint captioned Neysha Quiles et al. v. Banco Popular de Puerto Rico et al. Plaintiffs essentially alleged that they and others, who have been employed by the Defendants as “bank tellers” and other similarly titled positions, were generally paid only for scheduled work time, rather than time actually worked. The Complaint sought to maintain a collective action under the Fair Labor Standards Act (“FLSA”) on behalf of all individuals who were employed or were currently employed by the Defendants in Puerto Rico, the Virgin Islands, New York, New Jersey, Florida, California, and Illinois as hourly paid, non-exempt, bank tellers or other similarly titled positions at any time during the past three years and alleged the following claims under the FLSA against all Defendants: (i) failure to pay overtime premiums; and (ii) that the failure to pay was willful. Similar claims were brought under Puerto Rico law on behalf of all individuals who were employed or are currently employed by BPPR in Puerto Rico as hourly paid, non-exempt, bank tellers or other similarly titled positions at any time during the past three years. On January 31, 2014, the Popular defendants filed an answer to the complaint. On February 24, 2014, the parties reached an agreement to dismiss the complaint against BPNA and the named BPNA executive officer without prejudice. On January 9, 2015, plaintiffs submitted a motion for conditional class certification, which BPPR opposed. On February 18, 2015, the Court entered an order whereby it granted plaintiffs' request for conditional certification of the FLSA action.

On May 5, 2014, a putative class action captioned Nora Fernandez, et al. v. UBS, et al. was filed in the United States District Court for the Southern District of New York on behalf of investors in 23 Puerto Rico closed-end investment companies against various UBS entities, BPPR and Popular Securities. UBS Financial Services Incorporated of Puerto Rico is the sponsor and co-sponsor of all 23 funds, while BPPR was co-sponsor, together with UBS, of nine (9) of those funds. The plaintiffs allege breach of fiduciary duties, aiding and abetting breach of fiduciary duty and breach of contract against all defendants. The complaint seeks unspecified damages, including disgorgement of fees and attorneys' fees. On May 30, 2014, plaintiffs voluntarily dismissed their class action in the SDNY and on that same date, they filed a virtually identical complaint in the US District Court for the District of Puerto Rico (USDC-PR) and requested that the case be consolidated with the matter of In re: UBS Financial Services Securities Litigation, a class action currently pending before the USDC-PR in which neither BPPR nor Popular Securities are parties. The UBS defendants filed an opposition to the consolidation request and moved to transfer the case back to the SDNY on the ground that the relevant agreements between the parties contain a choice of forum clause, with New York as the selected forum. The Popular defendants joined this motion. By order dated January 30, 2015, the court denied the plaintiffs' motion to consolidate. The motion to transfer remains pending to date.

On May 6, 2014, a putative class action captioned David Alvarez, et al. v. Banco Popular North America was filed in the Superior Court of the State of California for the County of Los Angeles. Plaintiffs generally assert that BPNA has engaged in purported violations of §2954.8(a) of the California Civil Code and §17200 et seq. of the California Business Professions Code, which allegedly require financial institutions that make loans secured by certain types of real property located within the state of California to pay interest to borrowers on impound account deposits at a statutory rate of not less than two percent (2%). Plaintiffs maintain that BPNA has not paid interest on such deposits and demand that BPNA be enjoined from engaging in further violations of these provisions and pay an unspecified amount of damages sufficient to repay the unpaid interest on these deposits. PHH Corporation, which acquired the loans at issue in this complaint, has tentatively agreed to indemnify and tender a defense on behalf of BPNA. The court recently entered an order staying all substantive activity, including any responsive pleading, until the initial conference scheduled for August 22, 2014. The parties have subsequently reached an agreement in principle. The settlement terms – which do not contemplate a payment by BPNA – are currently being negotiated.

On October 7, 2014, BPNA was served with a putative class action complaint captioned Josefina Valle, et al. v. BPNA, filed in the United States District Court for the Southern District of New York. The complaint names the same plaintiffs who filed the above-described overdraft fee class action suit. Plaintiffs allege, among other things, that BPNA engages in unfair and deceptive acts and trade practices relative to the assessment of ATM fees on ATM transactions initialed at Allpoint branded ATMs. The complaint further alleges that BPNA is in violation of the Electronic Fund Transfer Act and Regulation E with respect to ATM fees. On December 2, 2014, BPNA filed a motion to compel arbitration, which plaintiffs opposed. On February 2, 2015, the court entered an opinion and order granting defendant's motion to compel arbitration. On February 23, 2015, plaintiffs filed a notice of appeal with the United States Court of Appeals for the Second Circuit demanding that the court reverse the district court's ruling.

On October 3, 2014, BPNA received notice of a potential class action submitted by two former assistant branch managers. The purported action alleges various wage and hour violations arising from what they contend is an improper job classification under the FLSA and applicable state law equivalents.  In December 2014, BPNA accepted plaintiffs' offer to mediate this dispute, and mediation took place on February 19, 2015. As a result of the mediation, the parties entered into an agreement in principle to settle this claim. Under the terms of the agreement in principle, subject to certain customary conditions including court approval of a final settlement agreement in consideration for the full settlement and release of all defendants, defendant will pay the amount of $800,000.

Other Matters

The volatility in prices and declines in value that Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds have experienced since August 2013 have led to regulatory inquiries, customer complaints and arbitrations for most broker-dealers in Puerto Rico, including Popular Securities LLC, a wholly owned subsidiary of the Corporation (“Popular Securities”).  Popular Securities has received customer complaints and is named as a respondent (among other broker-dealers) in 39 arbitration proceedings with aggregate claimed damages of approximately $99 million, including one arbitration with claimed damages of $78 million in which two other Puerto Rico broker-dealers are co-defendants.  The proceedings are in their early stages and it is the view of the Corporation that Popular Securities has meritorious defenses to the claims asserted. An adverse result in the matters described above could have a material and adverse effect on Popular Securities.

Also, as previously disclosed, in February 2014, the Financial Industry Regulatory Authority (“FINRA”) notified Popular Securities that it was conducting an examination of broker-dealers in Puerto Rico, including Popular Securities, with respect to the sale of Puerto Rico municipal bonds and closed-end investment companies that invest primarily in Puerto Rico municipal bonds. In December 2014, FINRA and Popular Securities reached a definitive agreement, in the form of an Acceptance, Waiver and Consent (“AWC”) Letter, in connection with the latter's purported violations of NASD Rules 3010(a) and (B) and FINRA Rule 2010. Without admitting or denying those allegations, Popular Securities agreed to the payment of a $125,000 fine.

Other Significant Proceedings

As described under “Note 13 – FDIC loss share asset and true-up payment obligation”, in connection with the Westernbank FDIC-assisted transaction, on April 30, 2010, BPPR entered into loss share agreements with the FDIC with respect to the covered loans and other real estate owned that it acquired in the transaction. Pursuant to the terms of the loss share agreements, the FDIC's obligation to reimburse BPPR for losses with respect to covered assets begins with the first dollar of loss incurred. The FDIC reimburses BPPR for 80% of losses with respect to covered assets, and BPPR reimburses the FDIC for 80% of recoveries with respect to losses for which the FDIC paid 80% reimbursement under those loss share agreements. The loss share agreements contain specific terms and conditions regarding the management of the covered assets that BPPR must follow in order to receive reimbursement for losses from the FDIC. BPPR believes that it has complied with such terms and conditions. The loss share agreement applicable to the commercial late stage real-estate-collateral-dependent loans described below provides for loss sharing by the FDIC through the quarter ending June 30, 2015 and for reimbursement to the FDIC through the quarter ending June 30, 2018.

For the quarters ended June 30, 2010 through March 31, 2012, BPPR received reimbursement for loss-share claims submitted to the FDIC, including charge-offs for certain commercial late stage real-estate-collateral-dependent loans and OREO calculated in accordance with BPPR's charge-off policy for non-covered assets. When BPPR submitted its shared-loss claim in connection with the June 30, 2012 quarter, however, the FDIC refused to reimburse BPPR for a portion of the claim because of a difference related to the methodology for the computation of charge-offs for certain commercial late stage real-estate-collateral-dependent loans and OREO. In accordance with the terms of the commercial loss share agreement, BPPR applied a methodology for charge-offs for late stage real-estate-collateral-dependent loans that conforms to its regulatory supervisory criteria and is calculated in accordance with BPPR's charge-off policy for non-covered assets. The FDIC stated that it believed that BPPR should use a different methodology for those charge-offs. Notwithstanding the FDIC's refusal to reimburse BPPR for certain shared-loss claims, BPPR had continued to calculate shared-loss claims for quarters subsequent to June 30, 2012 in accordance with its charge-off policy for non-covered assets.

BPPR's loss share agreements with the FDIC specify that disputes can be submitted to arbitration before a review board under the commercial arbitration rules of the American Arbitration Association. On July 31, 2013, BPPR filed a statement of claims with the American Arbitration Association requesting that the review board determine certain matters relating to the loss-share claims under its commercial loss share agreement with the FDIC, including that the review board award BPPR the amounts owed under its unpaid quarterly certificates. The statement of claim also included requests for reimbursement of certain valuation adjustments for discounts to appraised values, costs to sell troubled assets and other items.   The review board was comprised of one arbitrator appointed by BPPR, one arbitrator appointed by the FDIC and a third arbitrator selected by agreement of those arbitrators.

On October 17, 2014, BPPR and the FDIC settled all claims and counterclaims that had been submitted to the review board.  The settlement provides for an agreed valuation methodology for reimbursement of charge-offs for late stage real-estate-collateral-dependent loans and resulting OREO.  Although the terms of the settlement could delay the timing of reimbursement of certain loss-share claims from the FDIC, the settlement is not expected to have a material adverse impact on BPPR's current estimate of expected reimbursable losses for the covered portfolio through the end of the commercial loss share agreement in the quarter ending June 30, 2015.

As of December 31, 2014, BPPR had unreimbursed losses and expenses of $299.4 million under the commercial loss share agreement with the FDIC.   On January 16, 2015, BPPR received reimbursement of $130.2 million from the FDIC covering claims filed prior to December 31, 2014.  Taking into consideration this payment and claims submitted through that date, the total unreimbursed losses totaled $169.2 million, of which $30.1 million was submitted to the FDIC on January 30, 2015.  BPPR continues to work on processing claims, including those which had previously not been reimbursed by the FDIC and expects to complete this process before the expiration of BPPR's ability to submit claims under the commercial loss share agreement in the quarter ending June 30, 2015.  After giving effect to the claim submitted on January 30, 2015, the amount of claims pending to be submitted for reimbursement to the FDIC amounted to $139.1 million.

Pending Disputes with the FDIC

On November 25, 2014, the FDIC notified BPPR that it (a) would not reimburse BPPR under the commercial loss share agreement for a $66.6 million loss claim on eight related real estate loans that BPPR restructured and consolidated (collectively, the “Disputed Asset”), and (b) would no longer treat the Disputed Asset as a “Shared-Loss Asset” under the commercial loss share agreement. The FDIC alleged that BPPR's restructure and modification of the underlying loans did not constitute a “Permitted Amendment” under the commercial loss share agreement, thereby causing the bank to breach Article III of the commercial loss share agreement.

BPPR disagrees with the FDIC's determinations relating to the Disputed Asset, and accordingly, on December 19, 2014, delivered to the FDIC a notice of dispute under the commercial loss share agreement.

The commercial loss share agreement provides that certain disputes be submitted to arbitration before a review board, to include two party-appointed members, under the commercial arbitration rules of the American Arbitration Association. BPPR and the FDIC have agreed that, if they are not able to resolve their disputes concerning the Disputed Asset through negotiation prior to March 13, 2015, they will name their respective party-appointed members of the review board on March 16, 2015.

To the extent we are not able to successfully resolve this matter through negotiation or the arbitration process described above, a write-off in the amount of approximately $53.3 million of the aforementioned pending claims would be recorded.

In addition, in November and December 2014, BPPR proposed separate portfolio sales to the FDIC. The FDIC has refused to consent to either sale, stating that those sales did not represent best efforts to maximize collections on Shared-Loss Assets under the commercial loss share agreement. We dispute that characterization, and negotiations are continuing.

No assurance can be given that we will receive reimbursement from the FDIC with respect to the foregoing items, which could require us to make a material adjustment to the value of our loss share asset and the related true up payment obligation to the FDIC and could have a material adverse effect on our financial results for the period in which such adjustment is taken.

The loss sharing agreement applicable to single-family residential mortgage loans provides for FDIC loss sharing and BPPR reimbursement to the FDIC for ten years (ending on June 30, 2020), and the loss sharing agreement applicable to commercial and other assets provides for FDIC loss sharing and BPPR reimbursement to the FDIC for five years (ending on June 30, 2015), with additional recovery sharing for three years thereafter. As of December 31, 2014, the carrying value of covered loans approximated $2.5 billion, of which approximately 64% pertained to commercial loans, 3% to construction loans, 32% to mortgage loans and 1% to consumer loans. To the extent that estimated losses on covered loans are not realized before the expiration of the applicable loss sharing agreement, such losses would not be subject to reimbursement from the FDIC and, accordingly, would require us to make a material reduction in the value of our loss share asset and the related true up payment obligation to the FDIC and could have a material adverse effect on our financial results for the period in which such adjustment is taken.